UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Commission File Number: 000-55843

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0806545
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550

San Jose, CA 95131 USA

(408) 324-0588

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On November 14, 2018 (Japanese Standard Time), Techpoint, Inc. (the “Company”) filed with the Tokyo Stock Exchange a Japanese report referred to as a “Kessan Tanshin”, which contained the Company’s financial results for the quarter ended September 30, 2018 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, except the following supplemental information is provided:

•

In the Tanshin, the Company included a financial results forecast for the year ending December 31, 2018. These forecasted financial results remain unchanged as compared to the forecasted financial results for the year ending December 31, 2018 presented in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2018.

The following table contains the forecasted financial results for the year ending December 31, 2018 (in thousands, except for per share amounts):

Year Ending December 31,	Revenue	Income from operations	Income before income taxes	Net income
2018	$31,196	$1,869	$2,004	$1,818

Year Ending December 31,	Basic EPS (1)	Diluted EPS (1)
2018	$0.10	$0.09
(1)	The forecasted basic and diluted EPS for the year ending December 31, 2018 was computed using a forecasted weighted average shares outstanding for the year ending December 31, 2018.

•	In the Tanshin, the Company provided additional assumptions used in the Forecasted Consolidated Results of Operations for the year ending December 31, 2018.

For the year ending December 31, 2018, revenue is expected to be $31.2 million. Income from operations is expected to be $1.9 million. Net income is expected to be $1.8 million. Basic EPS is expected to be $0.10. Adjusted net income, which excludes stock-based compensation and the relating tax impact, is expected to be $2.8 million, resulting in an adjusted basic EPS of $0.16.

The transition of video compression technology for the Company’s DVR customers from existing “H.264” DVR technology to next generation “H.265” has extended into the fourth quarter in fiscal 2018 and continues to negatively impact security surveillance demand. The Company’s market share remains intact and product demand is expected to recover in the second quarter of fiscal 2019 upon completion of the “H.265” transition. The “H.265” transition is expected to be complete by the first quarter of fiscal 2019. The Company’s sales in fiscal 2018 are expected to be 12% less than forecasted, despite anticipated sequential revenue growth in the second half of fiscal 2018 as compared to the first half of fiscal 2018, price stabilization of the Company’s average selling price and increases in auto market sales.

Revised income from operations for fiscal 2018 is expected to be lower than previous expectations by 19%. This decrease is due to the impact of the revenue revision and is offset by decreased personal costs as headcount did not increase in line with expectation. The incremental factors impacting net income mainly consist of unrealized gain and loss from foreign exchange rate fluctuations and income tax expense. Revised net income guidance for fiscal 2018 is expected to exceed previous expectations by 4%, primarily driven by the income tax benefits from stock award activity for fiscal 2018. The Company’s research and development activities are continuing to progress as expected.

In an effort to address the current conflicts of trade between the United States and China, the Company confirmed that items categorized as a “Digital Video Recorder (DVR)”, which uses the Company’s receiving semiconductor, were not included in the tariff list approved by the US Trade Representative Delegation on September 17, 2018. While “Television Cameras” may be considered to include surveillance cameras that incorporate the Company’s transmitting semiconductors, there has been no indication of impact reported by our customers.

Based on recent orders received from, and interviews with the Company’s major Chinese customers, the Company does not currently expect a significant negative impact on its financial performance as a result of trade relations between the United States and China.

Note to financial results forecast: The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates. Although the Company’s management believes that these assumptions are reasonable, the Company cannot assure you that the Company’s business will develop in accordance with these estimates. Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially. These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2018. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•	In the Tanshin, for the year ending December 31, 2018, the Company includes a dividend forecast of nil.

•

In the Tanshin, for the nine months ended September 30, 2018 and 2017, the Company presents non-GAAP income from operations based on the exclusion of stock-based compensation expense and non-GAAP net income based on the exclusion of stock-based compensation expense and the relating tax impact.

The following tables contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures (in thousands):

Nine Months Ended September 30, 2018	Income from operations	Net income
GAAP	$1,092	$1,238
Stock-based compensation expense	1,014	1,014
Adjustment for taxes (1)	—	(213)
Non-GAAP	$2,106	$2,039

(1) Adjustment for taxes based on assumed 21% effective tax rate.

Nine Months Ended September 30, 2017	Income from operations	Net income
GAAP	$5,689	$3,697
Stock-based compensation expense	733	733
Adjustment for taxes (1)	—	(293)
Non-GAAP	$6,422	$4,137

(1) Adjustment for taxes based on assumed 40% effective tax rate.

Note to non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP financial measures may be provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results and can be impacted by factors beyond management’s direct control, such as the Company’s trading value. These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry.

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 113.57 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per MUFG Bank, Ltd. (formerly Bank of Tokyo—Mitsubishi UFJ) as of September 28, 2018.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Tanshin and this Current Report include forward-looking statements that involve a number of risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ from those anticipated or expressed in these forward-looking statements as a result of various factors, including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the Securities and Exchange Commission, and the differences may be material. All statements other than statements of historical facts contained in the Tanshin and this Current Report, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “plan,” “project,” “intend,” “expect” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth in the Company’s Quarterly Report on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in the Tanshin and this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

•	our future financial performance, including our revenue, cost of sales, operating expenses, income from operations, net income, as well as basic and diluted earnings per share;
•	our market opportunity and our ability to effectively manage or sustain our growth;
•	our ability to attract and retain end-customers in our current or future target markets;
•	the recovery of product demand in the second quarter of fiscal 2019 upon completion of the “H.265” transition;
•	our expectation that the “H.265” transition will be completed by the first quarter of fiscal 2019;
•	anticipated trends, key factors and challenges in our business and the competition that we face;
•	our expectations that there will not be a significant negative impact on our financial performance as a result of trade relations between the United States and China;
•	our expectations regarding future payments of dividends; and
•	our expectations regarding future expenses and investments.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Any forward-looking statement made by us in the Tanshin and this Current Report speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of the Tanshin and this Current Report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: November 14, 2018	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)

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